UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K
                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) August 14, 2002
                                                           ---------------




                             PUBLIX SUPER MARKETS, INC.
                ----------------------------------------------------
               (Exact Name of Registrant as Specified in its Charter)




                                      Florida
                   ---------------------------------------------
                   (State or Other Jurisdiction of Incorporation)



          0-981                                         59-0324412
  ------------------------                    ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)



                           1936 George Jenkins Boulevard
                               Lakeland, Florida 33815
                 -----------------------------------------------------
                 (Address of Principal Executive Offices and Zip Code)

                                   (863) 688-1188
                 ----------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)









                                  Page 1 of 2 pages


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Item 5.  Other Events

      On August 13, 2002, each of the Principal Executive Officer, Charles H. Jenkins, Jr., and Principal Financial Officer, David P. Phillips, of Publix Super Markets, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

      A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 PUBLIX SUPER MARKETS, INC.



Dated: August 14, 2002           By: /s/ David P. Phillips
                                 ------------------------------------------
                                 David P. Phillips, Chief Financial Officer
                                 and Treasurer
                                 (Principal Financial and Accounting Officer)










                             Page 2 of 2 pages

Exhibit Index
-------------

Exhibit (99.1):  Statement Under Oath of Principal Executive Officer dated
                 August 13, 2002.

Exhibit (99.2):  Statement Under Oath of Principal Financial Officer dated
                 August 13, 2002.